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                                                                    EXHIBIT 99.1

Contact: Medical Discoveries, Inc.                      FOR IMMEDIATE RELEASE
208-736-1799

                       MEDICAL DISCOVERIES INC. COMPLETES
                       $1,200,000 EQUITY PRIVATE PLACEMENT

                  FINANCING TO SUPPORT PHASE I CLINICAL TRIALS

TWIN FALLS, Idaho, October 20, 2004 - Medical Discoveries, Inc. (OTCBB: MLSC) announced today that it has completed a private placement financing consisting of convertible preferred stock and warrants, generating gross proceeds of $1,200,000 to the Company.

Mercator Advisory Group, LLC of Los Angeles, California participated in the investment through its designated accredited fund, Monarch Pointe Fund, Ltd.

Ascendiant Securities LLC of Irvine, California served as placement agent on the transaction.

JUDY ROBINETT, PRESIDENT & CHIEF EXECUTIVE OFFICER OF MEDICAL DISCOVERIES (MDI),
STATED: "WE ARE DELIGHTED TO HAVE MERCATOR AND ITS DESIGNATED FUND ON BOARD AS AN INVESTOR. THIS CAPITAL INFUSION, WHEN COMBINED WITH FUNDS FROM A SUCCESSFUL PRIVATE PLACEMENT ANNOUNCED SEPTEMBER 29, WILL HELP TO COMPLETE OUR PHASE I CLINICAL TRIALS IN CYSTIC FIBROSIS (CF) WHICH WE PLAN TO COMMENCE IN THE FIRST QUARTER OF 2005. WE WERE PARTICULARLY IMPRESSED WITH THE PERFORMANCE OF ASCENDIANT SECURITIES AND THEIR ABILITY TO ARRANGE THIS INVESTMENT QUICKLY."

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MDI IS PURSUING A COMMERCIALIZATION STRATEGY FOR ITS ANTI-INFECTIVE THERAPEUTIC
COMPOUND, MDI-P. THIS QUARTER, THE COMPANY PLANS TO FILE AN INVESTIGATIONAL NEW DRUG (IND) APPLICATION WITH THE FOOD & DRUG ADMINISTRATION (FDA) FOR CF, AN ORPHAN DRUG INDICATION, AND FOLLOW WITH INDS FOR HIV AND ASTHMA AS ADDITIONAL SIGNIFICANT MEDICAL INDICATIONS.

THE SHARES OF PREFERRED STOCK AND WARRANTS SOLD IN THE PRIVATE PLACEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS. THE SHARES AND WARRANTS WERE OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS. THE COMPANY HAS AGREED TO FILE A REGISTRATION STATEMENT WITH THE SEC COVERING THE RESALE OF THE SHARES OF COMMON STOCK UNDERLYING THE PREFERRED STOCK ISSUED IN THE PRIVATE PLACEMENT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY OF THESE SECURITIES NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE OR JURISDICTION.

ABOUT MEDICAL DISCOVERIES, INC.

FORMED IN 1991, MEDICAL DISCOVERIES, INC. IS A PUBLICLY TRADED (OTC BULLETIN BOARD AS MLSC) DEVELOPMENT-STAGE BIOPHARMACEUTICAL RESEARCH COMPANY ENGAGED IN THE RESEARCH, DEVELOPMENT AND VALIDATION OF ITS PATENTED ANTI-INFECTIVE TECHNOLOGY. MDI'S ELECTROLYZED SOLUTION OF FREE RADICALS REPRESENTS A NOVEL APPROACH TO TREATING ITS INITIAL TARGET INDICATIONS, CF AND HIV.

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About Mercator Advisory Group LLC:

Mercator Advisory Group LLC, through its designated managed equity funds, specializes in direct equity investments in public companies. Mercator's strategy is to make investments into small to mid cap companies that show strong potential for near and long-term appreciation. Mercator incorporates strict selection criteria for their portfolio companies including a company's liquidity, fundamental analysis within its own space and the ability of the company's management to show a path toward growth.

About Ascendiant Securities LLC

Ascendiant Securities LLC is an investment banking firm, registered as a broker-dealer with the United States Securities and Exchange Commission (SEC), and member of the National Association of Securities Dealers (NASD) and Securities Investor Protection Corporation (SIPC). Ascendiant provides investment banking and corporate finance services to its emerging public and private company clients. These services include equity private placements of preferred and common stock, PIPEs (private investments in public equities), direct participation programs (investment limited partnerships), mezzanine financing, senior and subordinated debt financing, working capital facilities, convertible debt, and bridge financing. For more information, please visit www.ascendiant.com or contact 949-756-1010.

INFORMATION IN THIS PRESS RELEASE RELATING TO THE POTENTIAL OF MDI CONSTITUTES FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS IN FUTURE PERIODS MAY DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS BECAUSE OF A NUMBER OF RISKS AND UNCERTAINTIES SET FORTH IN MDI'S 2003 ANNUAL REPORT ON FORM 10-KSB AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

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